U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        CURRENT REPORT ON FORM 8-K/A No.1


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 13, 2001

                           Commission File No. 0-22524

                         MENDOCINO BREWING COMPANY, INC.
        (Exact name of small business issuer as specified in its charter)

                                   California
         (State or other jurisdiction of incorporation or organization)

                                   68-0318293
                      (IRS Employer Identification Number)


                            13351 South Highway 101,
                               Hopland, California
                    (Address of principal executive offices)

                                      95449
                                   (Zip Code)


       Registrant's telephone number, including area code: (707) 744-1015

Item 2.  Acquisition or Disposition of Assets

Financial Statements

     This Current Report amends the Current Report filed by Mendocino Brewing Company, Inc. (the "Company") on August 24, 2001, to add the unaudited individual financial statements of United Breweries International (UK) Limited ("UBI"), the combined pro forma financial statements for the Company and UBI, and the Report of the Directors of UBI for the six month periods which ended June 30, 2001. In all other respects, the Current Report filed August 24, 2001, remains unchanged.

Item 7.  Exhibits

Exhibit
No.                                  Description
-------                              -----------
4         Mendocino  Brewing Company,  Inc. and United  Breweries  International
          (UK) Limited Pro Forma Condensed Consolidated Balance Sheet and Income Statement for the six months ended June 30, 2000 and 2001

5 United Breweries International (UK) Limited Balance Sheet, Statement of Income and Stockholder's Equity, and Statement of Cash Flows and conversion into United States Dollars for the six months ended June 30, 2000 and 2001

6 United Breweries International (UK) Limited Consolidated Reports and Financial Statements, Period 1st January to 30th June 2001

                                   SIGNATURES

Pursuant to the requirements on the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MENDOCINO BREWING COMPANY, INC.
                                                      (Registrant)


Date:  October 19, 2001                     By: /s/ N. Mahadevan
                                                --------------------------------
                                                N. Mahadevan, Secretary and
                                                Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit                            Description                            Page
Number                                                                   Number


4         Mendocino   Brewing  Company,   Inc.  and  United  Breweries     4
          International (UK) Limited Pro Forma Condensed Consolidated Balance Sheet and Income Statement for the six months ended
          June 30, 2000 and 2001

5         United Breweries  International  (UK) Limited Balance Sheet,     9
          Statement of Income and Stockholder's Equity, and Statement of Cash Flows and conversion into United States Dollars for the six months ended June 30, 2000 and 2001

6         United  Breweries  International  (UK) Limited  Consolidated    15
          Reports and Financial Statements, Period 1st January to 30th
          June 2001

-----------

Exhibit 4

The unaudited pro forma condensed consolidated financial statements of Mendocino Brewing Company, Inc. (the "Company") as of June 30, 2001 and 2000 (the "Pro Forma Statements") were prepared using U.S. Generally Accepted Accounting Principles (U.S. GAAP) and reflect the financial position of the Company after giving effect to the acquisition of all of the outstanding stock of United Breweries International, Ltd. ("UBI") and assume the acquisition took place on January 1, 1999. The Pro Forma Statements also reflect the sale of 5,500,000 shares of the Company's common stock in exchange for the common stock of UBI at a purchase price of $ .8125 per share (the last reported sale price of common stock on the day immediately prior to November 3, 2000, the day the agreement was executed.) The purchase is recorded as if it were a pooling transaction due to the related party nature of the transaction.

The Pro Forma Statements have been prepared by the Company based upon assumptions deemed proper by it. The Pro Forma Statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

The Pro Forma Statements should be read in conjunction with the Company's historical financial statements and related notes.

Pro Forma Balance Sheet June 30, 2001

                                                                                   Pro forma Adjustment
                                                                             -------------------------------
                                                              Mendocino       United Breweries                     Pro forma
                                                           Brewing Co, Inc.  International, Ltd.                 Consolidated
ASSETS                                                        6/30/2001        6/30/2001 (a)     Adjustments       6/30/2001
                                                           ---------------   ------------------  -----------     ------------
CURRENT ASSETS
       Cash                                                   $       --        $    35,100      $      --       $     35,100
       Accounts receivable                                       1,660,200        3,781,700             --          5,441,900
       Inventories                                               1,206,700           37,400             --          1,244,100
       Prepaid expenses                                            283,800             --                             283,800
       Deferred income taxes                                        48,100             --               --             48,100
                                                              ------------      -----------      -----------     ------------
           Total current assets                                  3,198,800        3,854,200             --          7,053,000
                                                              ------------      -----------      -----------     ------------

PROPERTY AND EQUIPMENT                                          13,735,400          809,700             --         14,545,100
                                                              ------------      -----------      -----------     ------------
OTHER ASSETS
       Intangibles                                                 103,900           29,300             --            133,200
       Other assets                                                731,600             --           (558,100)(b)      173,500
       Deferred taxes and other assets                           2,844,000             --               --          2,844,000
                                                              ------------      -----------      -----------     ------------
                                                                 3,679,500           29,300         (558,100)       3,150,700
                                                              ------------      -----------      -----------     ------------
           Total assets                                       $ 20,613,700      $ 4,693,200      $  (558,100)    $ 24,748,800
                                                              ============      ===========      ===========     ============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
       Disbursements in excess of deposits                    $    119,400      $ 1,364,400      $      --       $  1,483,800
       Accounts payable                                          2,819,900        1,954,400             --          4,774,300
       Accrued liabilities                                          85,600           93,100             --            178,700
       Accrued wages and related expense                           176,800             --               --            176,800
       Income taxes payable                                          3,800          240,300             --            244,100
       Current maturities of longterm debt and leases              765,900             --               --            765,900
                                                              ------------      -----------      -----------     ------------
               Total current liabilities                         3,971,400        3,652,200             --          7,623,600
LONG-TERM DEBT AND CAPITAL LEASES,
        less current maturities                                  5,819,800             --               --          5,819,800
LINE OF CREDIT                                                   1,608,100             --               --          1,608,100
                                                              ------------      -----------      -----------     ------------
               Total liabilities                                11,399,300        3,652,200             --         15,051,500
                                                              ------------      -----------      -----------     ------------

STOCKHOLDERS' EQUITY
       Preferred stock                                             227,600             --                             227,600
       Common stock                                             13,875,900          140,800             --         14,016,700
       Accumulated deficit                                      (4,889,100)         900,200         (558,100)(b)   (4,547,000)
                                                              ------------      -----------      -----------     ------------
               Total stockholders' equity                        9,214,400        1,041,000         (558,100)       9,697,300
                                                              ------------      -----------      -----------     ------------
               Total liabilities and stockholders' equity     $ 20,613,700      $ 4,693,200      $  (558,100)    $ 24,748,800
                                                              ============      ===========      ===========     ============

(a) To include the assets and liabilities of United Breweries International, Ltd., as of June 30, 2001.

(b)  To reflect the write-off of the capitalized acquisition costs.

Pro Forma Income Statement June 30, 2001

                                                                Pro forma Adjustment
                                                          --------------------------------
                                           Mendocino       United Breweries                       Pro forma
                                        Brewing Co, Inc.  International, Ltd.                   Consolidated
                                           6/30/2001         6/30/2001 (a)     Adjustments        6/30/2001
                                        ---------------   ------------------   -----------      ------------
NET SALES                                  $ 5,365,800       $ 5,904,700       $       --       $ 11,270,500
COST OF GOODS SOLD                           3,531,100         3,886,000               --          7,417,100
                                           -----------       -----------       ------------     ------------
GROSS PROFIT                                 1,834,700         2,018,700               --          3,853,400
OPERATING EXPENSES
       Selling and marketing                 1,223,400         1,218,200               --          2,441,600
       General and administrative              809,900           552,000               --          1,361,900
                                           -----------       -----------       ------------     ------------
                                             2,033,300         1,770,200               --          3,803,500
                                           -----------       -----------       ------------     ------------
INCOME (LOSS) FROM OPERATIONS                 (198,600)          248,500               --             49,900
OTHER INCOME (EXPENSE)
       Interest expense                       (443,900)          (36,300)              --           (480,200)
       Other income (expense)                    9,700              --             (558,100)(b)     (548,400)
                                           -----------       -----------       ------------     ------------
                                              (434,200)          (36,300)          (558,100)      (1,028,600)
                                           -----------       -----------       ------------     ------------
INCOME (LOSS) BEFORE INCOME TAXES             (632,800)          212,200           (558,100)        (978,700)
PROVISION (BENEFIT) FROM  INCOME TAXES         (76,000)           75,400               --               (600)
                                           -----------       -----------       ------------     ------------
NET INCOME (LOSS)                          $  (556,800)      $   136,800       $   (558,100)    $   (978,100)
                                           ===========       ===========       ============     ============
BASIC INCOME (LOSS) PER COMMON SHARE                                           $      (0.10)    $      (0.09)
                                                                               ============     ============

WEIGHTED AVERAGE COMMON SHARES
       OUTSTANDING                           5,580,498                            5,500,000 (c)   11,080,498
                                           ===========                         ============     ============

(a)  To include the profits and losses of United Breweries International, Ltd.

(b)  To write-off the capitalized acquisition costs.

(c) To reflect the shares issued for the purchase of the stock of United Breweries International, Ltd. Shares assumed issued at January 1, 1999

Pro Forma Balance Sheet June 30, 2000

                                                                                   Pro forma Adjustment
                                                                             -------------------------------
                                                               Mendocino      United Breweries                     Pro forma
                                                            Brewing Co, Inc. International, Ltd.                 Consolidated
ASSETS                                                         6/30/2000       6/30/2000 (a)     Adjustments       6/30/2000
                                                            ---------------  ------------------  -----------     ------------
CURRENT ASSETS
       Cash                                                   $    106,900      $   156,400      $      --       $    263,300
       Accounts receivable                                       1,240,500        3,282,400             --          4,522,900
       Inventories                                                 992,900          119,100             --          1,112,000
       Prepaid expenses                                            168,800             --                             168,800
       Deferred income taxes                                        43,100             --               --             43,100
                                                              ------------      -----------      -----------     ------------
           Total current assets                                  2,552,200        3,557,900             --          6,110,100
                                                              ------------      -----------      -----------     ------------

PROPERTY AND EQUIPMENT                                          14,355,500          904,300             --         15,259,800
                                                              ------------      -----------      -----------     ------------
OTHER ASSETS
       Intangibles                                                    --             36,300             --             36,300
       Other assets                                                311,600             --           (192,100)(b)      119,500
       Deferred taxes and other assets                           2,440,300             --               --          2,440,300
                                                              ------------      -----------      -----------     ------------
                                                                 2,751,900           36,300         (192,100)       2,596,100
                                                              ------------      -----------      -----------     ------------
           Total assets                                       $ 19,659,600      $ 4,498,500      $  (192,100)    $ 23,966,000
                                                              ============      ===========      ===========     ============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
       Line of credit                                         $  1,268,100      $ 1,095,500      $      --       $  2,363,600
       Accounts payable                                          1,910,200        2,173,000                         4,083,200
       Accrued liabilities                                         319,300          270,500             --            589,800
       Accrued wages and related expense                           176,800             --               --            176,800
       Income taxes payable                                           --            216,200          216,200
       Current maturities of longterm debt and leases              925,400             --               --            925,400
                                                              ------------      -----------      -----------     ------------
               Total current liabilities                         4,599,800        3,755,200             --          8,355,000
LONG-TERM DEBT AND CAPITAL LEASES,
        less current maturities                                  5,221,800             --               --          5,221,800
                                                              ------------      -----------      -----------     ------------
               Total liabilities                                 9,821,600        3,755,200             --         13,576,800
                                                              ------------      -----------      -----------     ------------

STOCKHOLDERS' EQUITY
       Preferred stock                                             227,600                                            227,600
       Common stock                                             13,834,900          151,300             --         13,986,200
       Accumulated deficit                                      (4,224,500)         592,000         (192,100)(b)   (3,824,600)
                                                              ------------      -----------      -----------     ------------
               Total stockholders' equity                        9,838,000          743,300         (192,100)      10,389,200
                                                              ------------      -----------      -----------     ------------
               Total liabilities and stockholders' equity     $ 19,659,600      $ 4,498,500      $  (192,100)    $ 23,966,000
                                                              ============      ===========      ===========     ============

(a) To include the assets and liabilities of United Breweries International, Ltd., as of June 30, 2000.

(b)  To write-off capitalized acquisition costs.

Pro Forma Income Statement June 30, 2000

                                                                Pro forma Adjustment
                                                          --------------------------------
                                           Mendocino       United Breweries                      Pro forma
                                        Brewing Co, Inc.  International, Ltd.                  Consolidated
                                           6/30/2000         6/30/2000 (a)    Adjustments        6/30/2000
                                        ---------------   ------------------  -----------      ------------
NET SALES                                  $ 4,458,100      $ 6,000,200      $       --        $ 10,458,300
COST OF GOODS SOLD                           2,865,700        3,883,300              --           6,749,000
                                           -----------      -----------      ------------      ------------
GROSS PROFIT                                 1,592,400        2,116,900              --           3,709,300
OPERATING EXPENSES
       Selling and marketing                   912,100        1,274,200                           2,186,300
       General and administrative              682,100          465,900              --           1,148,000
                                           -----------      -----------      ------------      ------------
                                             1,594,200        1,740,100              --           3,334,300
                                           -----------      -----------      ------------      ------------
INCOME (LOSS) FROM OPERATIONS                   (1,800)         376,800              --             375,000
OTHER INCOME (EXPENSE)
       Interest expense                       (458,400)         (50,200)             --            (508,600)
       Other income (expense)                   43,000          (49,500)         (192,100)(b)      (198,600)
                                           -----------      -----------      ------------      ------------
                                              (415,400)         (99,700)         (192,100)         (707,200)
                                           -----------      -----------      ------------      ------------
INCOME (LOSS) BEFORE INCOME TAXES             (417,200)         277,100          (192,100)         (332,200)
PROVISION (BENEFIT) FROM  INCOME TAXES           2,200           91,000              --              93,200
                                           -----------      -----------      ------------      ------------
NET INCOME (LOSS)                          $  (419,400)     $   186,100      $   (192,100)     $   (425,400)
                                           ===========      ===========      ============      ============
BASIC INCOME (LOSS) PER COMMON SHARE       $     (0.08)                                        $      (0.04)
                                           ===========                                         ============

WEIGHTED AVERAGE COMMON SHARES
       OUTSTANDING                           5,530,117                          5,500,000 (c)    11,030,117
                                           ===========                       ============      ============

(a)  To include the profits and losses of United Breweries International, Ltd.

(b)  To write-off capitalized acquisition costs

(c) To reflect the shares issued for the purchase of the stock of United Breweries International, Ltd. Shares assumed issued at January 1, 1999

Exhibit 5


                   United Breweries International, Ltd. (UBI)
                                  Balance Sheet
                                  June 30, 2001

                                     (GBP(pound))                    (US$)
                                        2001        Exchange         2001
                                         UBI          Rate       Consolidated
                                     -----------    --------     ------------

Cash                                      24,948      1.408      $    35,119
Accounts Receivable                    2,686,422      1.408        3,781,676
Inventory                                 26,570      1.408           37,403
                                      ----------                 -----------
      Current assets                   2,737,940                   3,854,198

Fixed assets                             575,176      1.408          809,675

Goodwill                                  20,801      1.408           29,282
                                      ----------                 -----------

Total assets                           3,333,917                 $ 4,693,155
                                      ==========                 ===========

Current liabilities
      Bank overdraft                     969,224      1.408        1,364,377
      Accounts payable                 1,388,355      1.408        1,954,387
      Income tax payable                 170,680      1.408          240,266
      Accruals                            66,160      1.408           93,133
                                      ----------                 -----------
Total liabilities                      2,594,419                   3,652,164

Equity
      Common stock                       100,000      1.408          140,770
      Currency translation                            1.408           (2,979)
      Prior year retained earnings       544,322      1.408          766,242
      Current years earnings              95,176      1.439          136,958
                                      ----------                 -----------
Total equity and liabilities    (pound)3,333,917                 $ 4,693,155
                                ================                 ===========

                   United Breweries International, Ltd. (UBI)
                               Statement of Income
                     For the Six Months Ended June 30, 2001

                                   (GBP(pound))                   (US$)
                                      2001        Exchange        2001
                                       UBI          Rate      Consolidated
                                   -----------    --------    ------------

Sales                                4,103,366      1.439     $ 5,904,744

Cost of goods sold                   2,700,495      1.439       3,886,012
                                    ----------                -----------

Gross profit                         1,402,871                  2,018,731

Selling costs                          846,531      1.439       1,218,158
General and Administrative             383,590      1.439         551,986
                                    ----------                -----------

Net income from operations             172,750                    248,587

      Interest expense                 (25,196)     1.439         (36,257)
                                    ----------                -----------

Net income before tax                  147,554                    212,330

      Provision for income tax          52,378      1.439          75,372
                                    ----------                -----------

Net income                       (pound)95,176                $   136,958
                                 -------------                -----------

                   United Breweries International, Ltd. (UBI)
                             Statement of Cash Flows
                     For the Six Months Ended June 30, 2001

                                            (GBP(pound))   Exchange      (US$)
                                              2001 UBI       Rate      2001 UBI
                                            ------------   --------   ---------

Cash flows from operating activities
Net income                                       95,176      1.439    $ 136,958
Adjustments to reconcile net income
to net cash from operating activities
   Depreciation                                  92,504      1.439      133,113
   Amortization                                   1,600      1.439        2,302
   Litigation costs                                --        1.439         --
Changes in:
   Accounts receivable                          121,663      1.439      175,073
   Inventory                                     42,483      1.439       61,133
   Accounts payable and accruals               (364,207)     1.439     (524,094)
                                          -------------               ---------
Net cash from operating activities              (10,781)                (15,514)
                                          -------------               ---------

Cash flows from investing activities
   Purchase of property, plant and
     equipment                                  (89,324)     1.439     (128,537)
                                          -------------               ---------

Cash flows from financing activities
   Decrease in bank overdraft                   (14,220)     1.439      (20,463)
                                          -------------               ---------

Translation adjustment                             --                    (8,652)
                                          -------------               ---------

Net increase (decrease) in cash                (114,325)               (173,166)

Cash beginning of year                          139,274      1.496      208,284
                                          -------------               ---------

Cash end of year                          (pound)24,949               $  35,119
                                          =============               =========

                   United Breweries International, Ltd. (UBI)
                                  Balance Sheet
                                  June 30, 2000

                                      (GBP(pound))                  (US$)
                                          2000       Exchange       2000
                                          UBI          Rate     Consolidated
                                       ----------    --------   ------------

Cash                                      103,356     1.513     $   156,378
Accounts Receivable                     2,419,443     1.513       3,660,617
Allowance for doubtful accounts          (250,000)    1.513        (378,250)
Inventory                                  78,764     1.513         119,170
                                       ----------               -----------
      Current assets                    2,351,563                 3,557,915

Fixed assets                              597,689     1.513         904,303

Goodwill                                   24,001     1.513          36,314
                                       ----------               -----------

Total assets                            2,973,253               $ 4,498,532
                                       ==========               ===========

Current liabilities
      Bank overdraft                      724,049     1.513       1,095,486
      Accounts payable                  1,436,244     1.513       2,173,037
      Income tax payable                  142,901     1.513         216,209
      Accruals                            178,759     1.513         270,462
                                       ----------               -----------
Total liabilities                       2,481,953                 3,755,195

Equity
      Common stock                        100,000     1.513         151,300
      Currency translation                   --       1.513          (6,416)
      Prior year retained earnings        272,479     1.513         412,261
      Current years earnings              118,821     1.567         186,193
                                       ----------               -----------
Total equity and liabilities     (pound)2,973,253               $ 4,498,532
                                 ================               ===========

                   United Breweries International, Ltd. (UBI)
                               Statement of Income
                     For the Six Months Ended June 30, 2000

                                  (GBP(pound))                  (US$)
                                      2000       Exchange       2000
                                      UBI          Rate     Consolidated
                                   ----------    --------   ------------
Sales                               3,829,076     1.567     $ 6,000,162

Cost of goods sold                  2,478,177     1.567       3,883,303
                                   ----------               -----------

Gross profit                        1,350,899                 2,116,859

Selling costs                         813,128     1.567       1,274,172
General and Administrative            297,303     1.567         465,874
                                   ----------               -----------

Net income from operations            240,468                   376,813

      Provision for litigation        (31,584)    1.567         (49,492)
      Interest expense                (32,012)    1.567         (50,163)
                                   ----------               -----------

Net income before tax                 176,872                   277,158

      Provision for income tax         58,051     1.567          90,966
                                   ----------               -----------

Net income                     (pound)118,821               $   186,193
                               ==============               ===========

                   United Breweries International, Ltd. (UBI)
                             Statement of Cash Flows
                     For the Six Months Ended June 30, 2000

                                               (GBP (pound))     Exchange       (US$)
                                                 2000 UBI          Rate       2000 UBI
                                              --------------     --------     ---------
Cash flows from operating activities
Net income                                    (pound)118,821       1.567      $ 186,193
Adjustments to reconcile net income
to net cash from operating activities
      Depreciation                                   107,337       1.567        168,197
      Profit on disposal of assets                    (2,185)      1.567         (3,424)
      Amortization                                     1,600       1.567          2,507
      Litigation costs                               (31,584)      1.567        (49,492)
Changes in:
      Accounts receivable                            552,792       1.567        866,225
      Inventory                                      (15,690)      1.567        (24,586)
      Income taxes payable                              (426)      1.567           (668)
      Accounts payable and accruals                 (121,162)      1.567       (189,861)
                                               -------------                  ---------
Net cash from operating activities                   609,503                    955,091
                                               -------------                  ---------

Cash flows from investing activities
      Purchase of property, plant and equipment     (109,733)      1.567       (171,952)
                                               -------------                  ---------

Cash flows from financing activities
      Increase in bank overdraft                    (430,259)      1.567       (674,216)
                                               -------------                  ---------

Translation adjustment                                  --                       (7,205)
                                               -------------                  ---------

Net increase (decrease) in cash                       69,511                    101,719

Cash beginning of year                                33,845       1.615         54,660
                                               -------------                  ---------

Cash end of year                              (pound)103,356                  $ 156,378
                                               =============                  =========

EXHIBIT 6


                   UNITED BREWERIES INTERNATIONAL (UK) LIMITED

                  CONSOLIDATED REPORTS AND FINANCIAL STATEMENTS

                    PERIOD 1ST JANUARY 2001 TO 30TH JUNE 2001




                        FOR GROUP REPORTING PURPOSES ONLY

UNITED BREWERIES INTERNATIONAL (UK) LIMITED



Officers and Professional Advisers



Directors:    M. K. Nambiar (resigned 13th August 2001)
              V. S. Kumar (resigned 13th August 2001)
              G. M. K. Lodhi
              J. Merchant (appointed 13th August 2001)
              V. Mallya (appointed 13th August 2001)





Secretary:    G. M. K. Lodhi






Auditors:     Messrs. Hawsons,
              Chartered Accountants,
              Jubilee House,
              Billing Brook Road,
              Weston Favell,
              Northampton,
              NN3 8NW

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

INDEX

                                                                    Page no.

Report of the Directors                                             18

Statement of Directors' responsibilities                            19

Accountants' Report                                                 20

Consolidated Profit and Loss Account                                21

Consolidated Balance Sheet                                          22

Company Balance Sheet                                               23

Consolidated Cash Flow Statement                                    24

Notes to the Financial Statements                                   25 - 34

Detailed Consolidated Profit and Loss Account                       35

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

REPORT OF THE DIRECTORS

The directors submit their report and the financial statements of the Group for the six-month period ended 30th June 2001.

PRINCIPAL ACTIVITIES AND BUSINESS REVIEW

The principal activities of the Group during the period continued to be that of marketing and distribution of beer and wines and commission agents for the sale of beverages.

The results for the period and the financial position at the period end were considered to be satisfactory by the directors who expect continued growth in the forseeable future.

RESULTS AND DIVIDENDS

The results for the period are set out on page 21.

The directors do not recommend the payment of a dividend.

FIXED ASSETS

Details relating to fixed assets are shown in the notes to the financial statements.

DIRECTORS AND INTERESTS IN SHARES

The directors who served during the period and their beneficial interests in the shares of the company were as stated below:

                                                Ordinary shares of(pound)1 each
                                                   30th June       30th June
                                                      2001            2000
M. K. Nambiar     (resigned 13th August 2001)          -               -
V. S. Kumar       (resigned 13th August 2001)          -               -
G. M. K. Lodhi                                         -               -
J. Merchant       (appointed 13th August 2001)         -               -
V. Mallya         (appointed 13th August 2001)         -               -
                                                       -               -

On behalf of the Board.

/s/ Gul Lodhi
G. M. K. Lodhi
Director / Secretary                          Date: September 5, 2001

Registered Office:
75 Westow Hill,
Crystal Palace,
London,
SE19 1TX

UNITED BREWERIES INTERNATIONAL (UK) LIMITED


STATEMENT OF DIRECTORS' RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial period which give a true and fair view of the state of affairs of the company and the group and of the profit or loss for that period. In preparing those financial statements, the directors are required to:-

(1)  Select suitable accounting policies and then apply them consistently.

(2)  Make judgements and estimates that are reasonable and prudent.

(3) State whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements.

(4) Prepare the financial statements on the going concern basis unless it is inappropriate to presume that the group will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the group and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

ACCOUNTANTS' REPORT TO THE DIRECTORS


As described on page 19 the group's directors are responsible for the preparation of the financial statements for the period ended 30th June 2001 set out on pages 21 to 36. In accordance with your instructions, we have compiled these unaudited financial statements in order to assist you to fulfil the group's external reporting requirements to the Securities and Exchange
Commission in the United States of America, from the accounting records, information and explanations supplied to us.




Hawsons Chartered Accountants                        Jubilee House
Reporting Accountants                                Billing Brook Road
                                                     Weston Favell
                                                     Northampton
                                                     United Kingdom
                                                     NN3 8NW

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

CONSOLIDATED PROFIT AND LOSS ACCOUNT - PERIOD ENDED 30TH JUNE 2001

                                                           Six months to 30th June     Six months to 30th June
                                                              2001         2001          2000           2000
                                                 Notes      (pound)      (pound)        (pound)        (pound)

Turnover:                                          2                     4,103,366                   3,829,076


Cost of sales                                                            2,700,495                   2,478,177
                                                                        ----------                  ----------

Gross Profit                                                             1,402,871                   1,350,899


Distribution and selling costs                               846,531                    813,128
Administrative expenses                                      383,590                    297,303
                                                            --------                   --------
                                                                         1,230,121                   1,110,431
                                                                        ----------                  ----------

Operating profit                                                           172,750                     240,468


Exceptional items:
Costs relating to litigation                       4                          --                        31,584
                                                                        ----------                  ----------
Profit on ordinary activities before interest                              172,750                     208,884


Interest payable                                   5                        25,196                      32,012
                                                                        ----------                  ----------
Profit on ordinary activities before taxation                              147,554                     176,872

Tax on profit on ordinary activities               6                        52,378                      58,051
                                                                        ----------                  ----------

Profit on ordinary activities after taxation                                95,176                     118,821

                                                                        ----------                  ----------

Retained profit transferred to reserves            17                       95,176                     118,821
                                                                        ==========                  ==========


The group has no recognized gains and losses other than those included in the profits above, and therefore no separate statement of total recognized gains and losses has been presented.

      The notes on pages 25 to 34 form part of these financial statements.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

CONSOLIDATED BALANCE SHEET - 30TH JUNE 2001

                                                                         30th June                30th June
                                                                           2001                     2000
                                                          Note     (pound)      (pound)     (pound)       (pound)
Fixed assets
Intangible Fixed Assets                                     8                    20,801                    24,001
Tangible Fixed Assets                                       9                   575,176                   597,689
                                                                                -------                  --------
                                                                                595,977                   621,690

Current assets
Stocks                                                     11         26,570                  78,764
Debtors                                                    12      2,686,422               2,169,443
Cash at bank and in hand                                              24,948                 103,356
                                                                 -----------             -----------

                                                                   2,737,940               2,351,563

Creditors - amounts falling due within one year            13     (2,594,419)             (2,481,953)
                                                                 -----------             -----------

Net current assets/(liabilities)                                                143,521                  (130,390)

                                                                                -------                  --------

Total assets less current liabilities                                           739,498                   491,300
                                                                                =======                  ========

Capital and Reserves
Called up share capital                                    16                   100,000                   100,000
Profit and loss account                                    17                   639,498                   391,300
                                                                                -------                   -------

Equity Shareholders' funds                                 18                   739,498                   491,300
                                                                                =======                  ========

The financial statements were approved by the board of directors on _______, 2001 and were signed on its behalf by:





/s/ Gul Lodhi

G. M. K. Lodhi                           Director

      The notes on pages 25 to 34 form part of these financial statements.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

BALANCE SHEET - 30TH JUNE 2001

                                                                         30th June               30th June
                                                                           2001                     2000
                                                          Note      (pound)     (pound)     (pound)      (pound)
Fixed Assets
Investments                                                10                    299,119                 299,119

Current Assets
Debtors                                                    12         42,032                   5,434
Cash at bank and in hand                                              16,450                  10,951
                                                                   ---------               ---------
                                                                      58,482                  16,385


Creditors: amounts falling due within one year             13       (225,353)               (182,361)
                                                                   ---------               ---------

Net Current Liabilities                                                         (166,871)                (165,976)

                                                                               ---------                --------

Total assets less current liabilities                                            132,248                 133,143
                                                                               =========                ========

Capital and Reserves
Called up share capital                                    16                    100,000                 100,000
Profit and loss account                                                           32,248                  33,143
                                                                               ---------                --------

Equity Shareholders' funds                                                       132,248                 133,143
                                                                               =========                ========

The   financial   statements   were  approved  by  the  board  of  directors  on
_______________ , 2001 and were signed on its behalf by:

/s/ Gul Lodhi

G. M. K. Lodhi                             Director

      The notes on pages 25 to 34 form part of these financial statements.

UNITED BREWERIES INTERNATIONAL LIMITED

CONSOLIDATED CASH FLOW STATEMENT

FOR THE PERIOD ENDED 30TH  JUNE 2001

                                                                        Six months     Six months
                                                                       to 30th June   to 30th June
                                                                          2001           2000
                                                                         (pound)        (pound)
Net cash inflow from operating activities (Note 24a)                       66,793       731,576

Returns on investments and servicing of finance
Interest paid                                                             (25,196)      (32,012)
                                                                          -------      --------

Net cash outflow from returns on investments and servicing of finance     (25,196)      (32,012)

Taxation                                                                  (41,953)         (426)

Capital expenditure and financial investment
Payments to acquire tangible assets                                       (89,324)     (112,983)
Sale of tangible fixed assets                                                --           3,250
                                                                          -------      --------
Net cash outflow for capital expenditure                                  (89,324)     (109,733)


                                                                          -------      --------
Net (decrease)/increase in cash in the period                             (89,680)      589,405
                                                                          =======      ========


      The notes on pages 25 to 34 form part of these financial statements.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

1.   ACCOUNTING POLICIES

     Basis of accounting:

     The financial statements are prepared under the historical cost convention and in accordance with Generally Accepted Accounting Principles (GAAP) applicable in the United Kingdom (UK). All figures are derived from the company's unaudited management accounts for the six month periods ended 30th June 2000 and 2001.

     Reconciliation to US accounting principles - summary of differences between UK and US GAAP:

     No reconciliation between US GAAP and UK GAAP has been presented. In the opinion of the directors, for the period ended 30th June 2001, and for the period ended 30th June 2000 there are no significant differences in the group's net income and net equity on preparing the financial statements under either UK GAAP or US GAAP.

     Comparative figures:

     Comparative figures have been prepared for the six months to 30th June 2000 from unaudited management accounts. Balance sheet and cash flow notes showing movements in the period have been prepared to support the profit and loss account movements. Accordingly, certain comparatives use 1st January, 2001 as the appropriate starting point. Where this is the case, no full comparatives for 30th June 2000 have been prepared.

     Basis of consolidation:

     The consolidated accounts comprise the accounts of the parent undertaking and its subsidiary undertakings for the period ended 30th June 2001.

     Goodwill and intangible fixed assets:

     Goodwill represents purchased goodwill on the acquisition of UBSN Limited, a wholly owned subsidiary. It is valued at the amount by which the cost of UBSN Limited as a whole exceeded the aggregate fair values of its identifiable assets and liabilities at the date of acquisition. The goodwill is being amortized on a straight-line basis over ten years. This is the period over which UBSN Limited holds its brewing license to carry out its principal activity.

     Depreciation of tangible fixed assets:

     Depreciation is provided on all fixed assets at rates calculated to write off the costs of each asset evenly over its expected useful life as follows:-

          - Plant and equipment              6 to 7 years
          - Motor vehicles                   2 to 5 years

     Foreign currency:

     Transactions denominated in foreign currencies are translated at the exchange rate on the transaction date. Balances denominated in foreign currencies are translated at the exchange rate on the balance sheet date.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS continued

     Turnover:

     Turnover represents the amounts receivable by the group for goods sold, services supplied and commissions receivable and is stated net of value added tax.

     Stocks:

     Stocks are valued on a first-in, first-out basis at the lower of cost and net realizable value.

     Taxation:

     Corporation tax is provided on taxable profits at current rates. Deferred taxation is provided at appropriate rates on all timing differences using the liability method only to the extent that, in the opinion of the directors, there is a reasonable probability that a liability or asset will crystallize in the forseeable future.

     Pensions:

     The pension costs charged in the financial statements represent the contributions payable by the group during the period.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS continued

2.   TURNOVER

     The total turnover comprises sales and commissions excluding value added tax.

     The geographic analysis of turnover is as follows:                Six months    Six months
                                                                               to            to
                                                                             2001          2000
                                                                          (pound)       (pound)

     United Kingdom                                                     3,552,519     3,294,876
     Export                                                               550,847       534,200
                                                                        ---------     ---------
                                                                        4,103,366     3,829,076
                                                                        =========     =========

3.   OPERATING PROFIT

                                                                             2001          2000
                                                                          (pound)       (pound)
     Operating profit  has been arrived at after charging/(crediting):-

     Amortisation of intangible fixed assets                                1,600         1,600
     Depreciation of tangible fixed assets                                 92,504       105,152
     Auditors' remuneration - as auditors                                   7,850         7,500
                            - for non audit services                        4,650         4,200
     (Profit) on disposal of tangible fixed assets                           --          (2,185)
     Exchange differences                                                  (4,797)        6,389
                                                                          =======      ========

     As permitted by Section 230 of the Companies Act 1985, the profit and loss account of the parent undertaking is not presented as part of these financial statements. The consolidated profit for the financial period includes a profit of (pound)1,052, which is dealt with in the financial statements of the parent undertaking.

4.   COSTS RELATING TO LITIGATION

     All remaining matters in issue between the parties have been finally resolved to their satisfaction.

5.   INTEREST PAYABLE

                                                                             2001          2000
                                                                          (pound)       (pound)

     Bank overdrafts                                                       25,196        32,012
                                                                           ======        ======

6.       TAX ON PROFIT ON ORDINARY ACTIVITIES

                                                                             2001          2000
                                                                          (pound)       (pound)

     Corporation Tax on profit for period at 30% (2000 - 30%)              50,000        57,625
     Prior period adjustment                                                2,378           426
                                                                           ------        ------
                                                                           52,378        58,051
                                                                           ======        ======

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS continued


7.   DIRECTORS AND EMPLOYEES

         Staff costs during the period were as follows:  Six months   Six months
                                                                 to           to
                                                               2001         2000
                                                            (pound)      (pound)
     Wages and salaries                                     202,107      148,682
     Other pension costs                                      9,227        6,126
                                                            -------      -------
                                                            211,334      154,808
                                                            =======      =======

     The average monthly number of employees, including directors, during the period was as follows:

                                                               2001         2000
                                                             Number       Number
     Sales and marketing                                         15           13
                                                               ====         ====

8.   INTANGIBLE FIXED ASSETS - Group

                                                                        Goodwill
                                                                         (pound)
     Cost
     At 1st January 2001 and at 30th June 2001                            32,001
                                                                          ======
     Aggregate amortisation
     At 1st January 2001                                                   9,600
     Charge for the period                                                 1,600
                                                                          ------
     At 30th June 2001                                                    11,200
                                                                          ======
     Net Book Value
     At 30th June 2001                                                    20,801
                                                                          ======
     At 31st December 2000                                                22,401
                                                                          ======

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS continued

9.   TANGIBLE FIXED ASSETS - Group


                                            Plant
                                              and       Motor
                                        Equipment    Vehicles         Total
                                          (pound)     (pound)       (pound)

     Cost
     At 1st January 2001                1,473,813     132,319     1,606,132
     Additions                             59,329      29,995        89,324
                                        ---------     -------     ---------

     At 30th June 2001                  1,533,142     162,314     1,695,456
                                        =========     =======     =========
     Depreciation
     At 1st January 2001                  976,644      51,132     1,027,776
     Charge for period                     78,557      13,947        92,504
                                        ---------     -------     ---------

     At 30th June 2001                  1,055,201      65,079     1,120,280
                                        =========     =======     =========
     Net Book Value
     At 30th June 2001                    477,941      97,235       575,176
                                        =========     =======     =========

     At 31st December 2000                497,169      81,187       578,356
                                        =========     =======     =========


10.  FIXED ASSET INVESTMENTS - Company

                                                                  Shares in
                                                                      group
                                                               undertakings
                                                                        and
                                                              participating
                                                                  interests
                                                                    (pound)
     Cost and Net Book Value at
     30th June 2000 and 30th June 2001                              299,119
                                                                    =======


     The subsidiary undertakings are as follows:-

                                                                   Percentage of
                                                                     equity held

         UBSN Limited                    Registered in England              100%


11.      STOCKS                                     Group            Company
                                                 2001     2000     2001     2000
                                              (pound)  (pound)  (pound)  (pound)

     Finished goods and goods for resale       26,570   78,764       --       --
                                               ======   ======   ======   ======

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS continued


12.  DEBTORS

                                                           Group                            Company
                                                            2001          2000       2001      2000
                                                         (pound)       (pound)    (pound)   (pound)

     Trade debtors:
        Amounts owed by Shepherd Neame Limited           520,757       233,893         --        --
        Other                                          2,153,561     1,929,949     42,032     5,434
     Prepayments                                          12,104            --         --        --
     Prepayments and accrued income in respect of
     related parties:
        Amounts owed by Shepherd Neame Limited                --         5,601         --        --
                                                       ---------     ---------     ------     -----
                                                       2,686,422     2,169,443     42,032     5,434
                                                       =========     =========     ======     =====


13.  CREDITORS - amounts falling due within one year

                                                                 Group                    Company
                                                           2001           2000        2001         2000
                                                        (pound)        (pound)     (pound)      (pound)

     Bank overdraft (secured - see note 19)             969,224        724,049          --          --
     Trade creditors:
          Amounts owed to Shepherd Neame              1,208,260      1,322,174          --          --
     Limited                                                 --         25,363          --          --
          UB Global Corporation Limited                 180,095         88,707      68,545       7,162
          Others                                        145,890        126,719          --          72
     Corporation tax                                     24,790         16,182         683      16,002
     Other taxation and social security
     Accruals:
          Amounts owed to Shepherd Neame Limited         32,947         66,043          --          --
          American United Breweries Inc                  23,403             --          --          --
          Other                                           9,810        112,716          --       3,000
     Other creditors                                         --             --          --          --
     Loan from subsidiary undertaking UBSN Ltd               --             --     156,125     156,125
                                                      ---------      ---------     -------     -------
                                                      2,594,419      2,481,953     225,353     182,361
                                                      =========      =========     =======     =======


14.  PENSION COSTS

     The group operates a defined contribution pension scheme. The assets of the scheme are held separately from those of the company in an independently administered fund. The pension cost charge represents contributions payable by the company to the fund and amounted to (pound)9,227 (2000 - (pound)6,126).

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS continued


15.  DEFERRED TAXATION

     The full potential liability for 2001 is (pound)Nil (2000 - (pound)4,000) in respect of accelerated capital allowances carried forward which have not been provided for in the accounts.


16.  CALLED UP SHARE CAPITAL - Company and Group

                                                       Authorized            Allotted, called up
                                                       and Issued               and fully paid
                                                      2001        2000         2001         2000
                                                       No.         No.          No.          No.

     100,000 Ordinary shares of(pound)1 each       500,000     500,000      100,000      100,000
                                                   -------     -------      -------      -------
                                                   500,000     500,000      100,000      100,000
                                                   =======     =======      =======      =======


17.  PROFIT AND LOSS ACCOUNT - Group

                                                                                         (pound)

     At 1st January 2001                                                                 544,322

     Retained profit for period                                                           95,176
                                                                                         -------

     At 30th June 2001                                                                   639,498
                                                                                         =======


18.      RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS - Group

                                                                               2001         2000
                                                                            (pound)      (pound)

     Profit after taxation for the financial period                          95,176      118,821
                                                                            -------      -------

     Net addition to shareholders' funds                                     95,176      118,821
     Profit after taxation for the financial period
     1st July 2000 to 31st December 2000                                         --      153,022
     Opening shareholders' funds                                            644,322      372,479
                                                                            -------      -------
     Closing shareholders' funds                                            739,498      644,322
                                                                            =======      =======

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS continued

19.  BANK OVERDRAFT

     The bank overdraft is secured by a fixed and floating charge over the assets of UBSN Limited. The maximum facility available to the group is (pound)1,250,000. This facility is available on an on-going basis and is repayable on demand. Interest is calculated on a daily basis at 1.5% above the bank's base rate.

20.  OPERATING LEASE COMMITMENTS

     Financial commitments under non-cancelable operating leases will result in the following payments falling due in the next financial year:

                                                             2001           2000
                                                         Land and       Land and
                                                        buildings      buildings
                                                          (pound)        (pound)

     Expiring:
     Within two to five years                               7,000          7,000
                                                            =====          =====


21.  ULTIMATE PARENT UNDERTAKING AND CONTROL

     The directors consider the company's ultimate parent undertaking to be Mendocino Brewing Company, Inc., a company incorporated in the United States of America.


22.  POST BALANCE SHEET EVENTS

     On 13th August, 2001 Inversion Mirabele S.A. transferred its shareholding in United Breweries International (UK) Limited, in its entirety, to Mendocino Brewing Company. Inc., a company incorporated in the United States of America.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS continued


23.  RELATED PARTY TRANSACTIONS

     During the year the group had the following transactions with its related parties:

                                                                                  30th June           30th June
                                                      Nature of                        2001                2000
                                                   relationship                     (pound)             (pound)


     Shepherd Neame Limited                        Common trade
     (Company registered in the UK)
     Sales                                                                          520,159             485,281
     Freight cost                                                                   128,906             138,272
     Commission payable                                                              51,997              39,644
     Purchases                                                                    2,638,325           2,436,613

     Galaxy International Limited             Common commercial
     (Company registered in the UK)                   interests
     Management charge payable                                                       17,000                  --


     American United Breweries Inc                 Mutuality of
     (Company registered in the USA)                   interest                      20,290              53,897
     Commission/advertising payable

     United Breweries Limited                     Licence owner
     (Company registered in India)                                                   18,142               3,260
     Royalty payable

     As a result of the trading and other activities with related parties, the following balances remained outstanding as at 30th June 2001.

                                                                                       2001                2000
                                                                                    (pound)             (pound)
     Amounts owed by Shepherd Neame Limited                                         520,757             233,893
     Amounts owed to Shepherd Neame Limited                                       1,208,260           1,322,174
     Amounts owed to Galaxy International Limited                                    19,975                  --
     Amounts owed to United Breweries Limited                                        24,101               3,260
     Accruals - Shepherd Neame Limited                                               32,947              66,043
              - American United Brewers Inc                                          23,403                  --

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS continued

24.  CASH FLOW STATEMENT

     a. RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES

                                                                        2001         2000
                                                                     (pound)      (pound)

     Operating profit                                               172,750       240,468
     Depreciation charges                                            92,504       107,337
     Amortisation charges                                             1,600         1,600
     (Profit) on disposal of tangible assets                             --        (2,185)
     Decrease/(increase) in stocks                                   42,483       (15,690)
     Decrease/(increase) in debtors                                 121,663       552,792
     (Decrease)/increase in creditors                              (364,207)     (121,162)
     Costs relating to litigation                                        --       (31,584)
                                                                   --------      --------
     Net cash inflow from continuing operating activities            66,793       731,576
                                                                   ========      ========


     b.   ANALYSIS OF CHANGES IN NET DEBT


                                       At 1st                       At 1st                    At 30th
                                         July          Cash        January         Cash          June
                                         2000         Flows           2001        Flows          2001
                                      (pound)       (pound)        (pound)      (pound)       (pound)
     Net cash:
     Cash  at bank and in hand
     Bank overdrafts                  103,356       35,918        139,274     (114,326)       24,948
                                     (724,049)    (269,821)      (993,870)      24,646      (969,224)
                                     --------     --------       --------     --------      --------
                                     (620,693)    (233,903)      (854,596)     (89,680)     (944,276)
                                     ========     ========       ========     ========      ========


     c.   RECONCILIATION OF NET CASH FLOW MOVEMENT TO MOVEMENT IN NET DEBT

                                                         2001              2000
                                                      (pound)           (pound)

     (Decrease)Increase in cash in the
     period and change in net debt                   (89,680)           589,405

     (Decrease) in cash in the  period 1st
     July 2000 to 31st December 2000                      --           (233,903)

     Opening net debt                               (854,596)        (1,210,098)
                                                    --------         ----------
     Closing net debt                               (944,276)          (854,596)
                                                    ========         ==========

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

DETAILED CONSOLIDATED PROFIT AND LOSS ACCOUNT
Period ended 30th June 2001

                                                       Six months     Six months
                                                     to 30th June   to 30th June
                                                             2001           2000
                                                          (pound)        (pound)
GROSS PROFIT
Sales and commissions                                  4,103,366      3,829,076
Cost of sales                                         (2,700,495)    (2,478,177)
                                                      ----------     ----------

Gross profit                                           1,402,871      1,350,899
                                                      ----------     ----------

DISTRIBUTION AND SELLING EXPENSES
Freight                                                  187,097        225,543
Advertising and promotional expenses                     248,207        230,852
Sales commission                                          72,287         93,541
Dispense equipment repairs                                85,017         58,647
Operational expenses                                     170,419        124,924
Sponsorship                                                  900         27,280
Other distribution and selling                            82,604         52,341
                                                      ----------     ----------
                                                         846,531        813,128
                                                      ----------     ----------

GENERAL AND ADMINISTRATIVE EXPENSES
Management fees                                           17,000             --
Audit and taxation fees                                   25,420         11,700
Postage and stationery                                     3,077          1,885
Bad debt provision                                        15,000         12,500
Depreciation/profit on asset disposal                     92,504        105,152
Amortisation                                               1,600          1,600
Exchange rate differences                                 (4,797)         6,389
Operational expenses                                     116,974         93,858
Royalties payable/receivable                              21,995          2,370
Miscellaneous                                             94,817         61,849
                                                      ----------     ----------

                                                         383,590        297,303
                                                      ----------     ----------
FINANCE COSTS
Bank interest paid and charges                            25,196         32,012
                                                      ----------     ----------

                                                          25,196         32,012
                                                      ----------     ----------

EXCEPTIONAL ITEMS
Litigation costs                                              --         31,584
                                                      ----------     ----------

                                                              --         31,584
                                                      ----------     ----------

Profit on ordinary activities before taxation            147,554        176,872
                                                      ==========     ==========